UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 9, 2019

EASTSIDE DISTILLING, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 SE Water Avenue, Suite 390

Portland, OR 97214

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (971) 888-4264

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	EAST	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter). Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On December 9, 2019, Redneck Riviera Whiskey Co., LLC, a Tennessee limited liability company (“Licensee”) and a wholly-owned subsidiary of Eastside Distilling, Inc., executed a First Amendment (the “First Amendment”) to the Amended and Restated License Agreement, among Rich Marks, LLC, a Delaware limited liability company (“Licensor”), Licensee, John D. Rich tisa Trust u/a/d March 27, 2018, Dwight P. Wiles, Trustee, and Eastside Distilling, Inc. (the “Company). The First Amendment is dated effective as of December 6, 2019, and the Amended and Restated License Agreement is an exhibit to the Company’s Form 10-K for the year ended December 31, 2018

The First Amendment adjusts the provisions of the Amended and Restated License Agreement related to the payment of proceeds up on a sale of the Redneck Riveria Whisky (“RRW”) product line. The First Amendment results from the Company’s marketing other brands (e.g., the recently acquired Azunia Tequila) through the distribution platform originally established only to promote the RRW products, the desire to continue to motive John Rich (the principal of the Licensor) to use exceptional efforts to promote the brand and a recognition of the ongoing relationship among the parties.

The First Amendment (1) continues to require a 50% reimbursement of Licensee marketing expenses, but no longer includes sales staff salaries and benefits after September 15, 2019, (2) clarifies that artist endorsement fees and non-competition payments are not part of the Sales Bonus, while also clarifying that certain escrows and holdbacks are included in the Sales Bonus, (3) excludes from the Sales Bonus certain earnouts and similar deferred payments if a sales transactions is primarily sourced by the Licensor, (4) adjusts the method of calculating the Sales Bonus, and (5) eliminates the Licensee’s reimbursement of marketing expenses if Licensee initiates termination of the agreement. The First Amendment also establishes a floor or minimum payment for amounts excluded from the Sales Bonus.

The foregoing summary of the First Amendment is qualified in its entirety by reference to the First Amendment, a redacted copy of which will be filed as an exhibit to the Company’s Annual Report on Form 10-K for the year ended December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 11, 2019

EASTSIDE DISTILLING, INC.

By:	/s/ Lawrence Firestone
Lawrence Firestone
Chief Executive Officer